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                                                                  Exhibit 10.35


                              CONSULTING AGREEMENT


         This Consulting Agreement (this "Agreement") is made as of February 12, 1996, by and between CinemaStar Luxury Theaters, Inc., a California corporation, having its business address at 431 College Boulevard, Oceanside, California 92057 (referred to herein as the "Company"), and The Boston Group, L.P., having its principal place of business at 1999 Avenue of the Stars, Los Angeles, California 90067 (hereinafter "Consultant").

         In consideration of the mutual promises contained herein and on the terms and conditions hereinafter set forth, the Company and consultant agree as follows:

         1.      PROVISION OF SERVICES.

                 (a) Consultant agrees, to the extent reasonably required in the conduct of the business of the Company, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company including the following:

                 (i) evaluate the Company's managerial and financial requirements;
                 (ii) assist when requested by the Company in recruiting, screening, evaluating and recommending key personnel, directors, accountants, commercial and investment bankers, underwriters, attorneys, other professional consultants;
                 (iii)   assist in preparation of budgets and business plans;
                 (iv)    advise with regard to theater development activities
                 (v) evaluate financial requirements and assist in financial arrangements; and
                 (vi) advise with regard to shareholder relations and public relations matters.

         All such services shall at all times be at the request of the Company.

                 (b) Consultant agrees to use its best efforts in the furnishing of advice and recommendations, and for this purpose Consultant shall at all times maintain or keep available an adequate organization of personnel or a network of outside professionals for the performance of its obligations under this Agreement.

         2. COMPENSATION. In consideration of Consultant's services, the Company agrees to pay Consultant the compensation described below:
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                 (a)      Cash Fee.  Simultaneously with the execution of this
Agreement, the Company shall pay Consultant an advance of fees in the sum of $100,000 for services to be rendered during fiscal 1997 and 1998. In addition, within sixty (60) days following the date of execution of this Agreement the Company shall pay the Consultant an additional $150,000 in cash.

                 (b)      Warrants.  In addition to the cash fee described in
Section 2(a) above, promptly following the date of execution of this Agreement, the Company shall issue to Consultant Warrants (the "Warrant") to purchase up to 400,000 shares of Common Stock at $6.50 per share (the closing price of the Company's Common Stock as of February 12, 1996). The form of Warrant shall be substantially identical to the form of Warrant attached hereto as Exhibit A.

         3. LIABILITY OF CONSULTANT. In furnishing the Company with management advice and other services as herein provided, neither Consultant nor any officer, director or agent thereof shall be liable to the Company or its creditors for errors of judgment or for anything except willful malfeasance, bad faith or gross negligence in the performance of its duties reckless disregard of its obligations and duties under the terms of this Agreement.

                 It is further understood and agreed that Consultant may rely upon information furnished to it reasonably believed to be accurate and reliable and that, except as herein provided, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or nonaction on the basis of any advice, recommendation or approval of Consultant, its partners, employees or agents.

         4. STATUS OF CONSULTANT. Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act or represent the Company.

         5. OTHER ACTIVITIES OF CONSULTANT. The Company recognizes that Consultant now renders and may continue to render consulting, financial and other services to other companies which may or may not have policies and conduct activities similar to those of the Company. Consultant shall be free to render such advice and other services and the Company hereby consents thereto. Consultant shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary for such purposes

         6. CONTROL. Nothing contained herein shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statute or regulation, or to deprive its Board of Directors of their
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responsibility for any control of the conduct or the affairs of the Company.

         7. TERM. Consultant's retention hereunder shall be for a term of two years commencing on April 1, 1996; provided, however, that the provisions of Sections 3 and 8 shall survive the termination of this Agreement.

         8. REGISTRATION RIGHTS. Consultant will have the following registration rights with respect to the Warrant and shares of Common Stock underlying the Warrant (the "Warrant Shares"):

                 (a) Demand Registration. At any time commencing on six months from the date of issuance of the Warrant, and expiring four (4) years thereafter, Consultant shall have the right (which right is in addition to the registration rights under Section 8(b) hereof), exercisable by written notice to the Company, to have the Company prepare, file and use its best efforts to have declared effective by the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Consultant, if any, in order to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), so as to permit a public offering and sale by Consultant of the Warrants and Warrant Shares owned and held of record by the Consultant at the time of exercise of such registration rights, for a period of twenty-four (24) consecutive months.

                 (b) Piggy-Back Registration. If at any time the Company proposes to register any of its securities under the Securities Act (other than in connection with a merger, acquisition, exchange offer, redemption or pursuant to Form S-8 or successor form) it will give written notice by registered mail, at least twenty (20) days prior to the filing of each such registration statement to the Consultant of its intention to do so. Upon the written request of Consultant given within ten (10) days after receipt of any such notice of Consultant's desire to include any Warrants or Warrant Shares owned by Consultant in such proposed registration statement, the Company shall afford Consultant the opportunity to have such Warrants or Warrant Shares registered under such registration; provided, however, the Consultant shall not have the right to include any Warrants or Warrant Shares in the event that the registration relates to solely to the registration of (or updating of an existing registration relating to) Redeemable Warrants and underlying shares of Common Stock registered in connection with the Company's initial public offering. The "piggy-back" registration rights described in this Section 8(b) shall terminate on the earlier to occur of (i) five (5) years from the date hereof of (ii) at such time as the Warrants or Warrant Shares, as the case
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however, that the indemnification in this section 8(d) with respect to any prospectus shall not inure to the benefit of the Consultant (or to the benefit of any person controlling the Consultant) on account of any such loss, claim, damage or liability arising from the sale of Shares, Warrants or Warrant Shares by the Consultant, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Consultant by the Company prior the subject sale and the subsequent prospectus was not delivered or sent by the Consultant to the purchaser of such securities prior to such sale; and provided further, that the Company shall not be obligated to so indemnify the Consultant or any other person referred to above unless the Consultant or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Consultant expressly for use therein.

                          (ii)    If for any reason the indemnification
provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

         9. MISCELLANEOUS. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all prior discussions, agreements and understandings of every nature between them with respect to the subject matter hereof. This Agreement is executed in and shall be construed interpreted according to the laws of the State of California.
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         IN WITNESS WHEREOF, the parties have caused this Agreement and by their respective officers or representatives to be signed duly authorized the day and year first above written.


                                          CINEMASTAR LUXURY THEATERS, INC.


                                          By: /s/ JOHN ELLISON, JR.
                                              --------------------------------
                                              John Ellison, Jr.


                                          THE BOSTON GROUP, L.P.


                                          By:
                                              --------------------------------
                                              Robert DiMinico
                                              Chairman